UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 22, 2019

Golden Queen Mining Co. Ltd.

(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada	001-21777	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

#2300 – 1066 West Hastings Street, Vancouver, British Columbia, Canada, V6E 3X2

(Address of Principal Executive Offices, and Zip Code)

(778) 373-1557

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	OTCQX:GQMNF	None

Item 1.01	Entry Into Material Definitive Agreements

On May 21, 2019, Golden Queen Mining Co., Ltd. (the “GQM”) entered into an amendment (the “Amendment”) to the Share Purchase Agreement dated February 7, 2019 (the “Purchase Agreement”), with Estate of Landon Thomas Clay, Thomas M. Clay, Lavinia D. Clay, Cassius M.C. Clay, Landon H. Clay, Richard T. Clay, Jonathan Clay, James Clay, Clay Family 2009 Irrevocable Trust, LTC 2009 Irrevocable Trust, EHT, LLC, Monadnock Charitable Lead Annuity Trust dated May 31, 1996, Arctic Coast Petroleums, Ltd., and 933 Milledge, LLC (the “Purchasers”). GQM previously reported the entry into the Purchase Agreement on Form 8-K filed on February 11, 2019.

The purpose of the Amendment was to extend the “Outside Extension Date” to May 22, 2019 and to provide for the delivery of GQM common shares paid by the Purchasers as consideration of the Purchase Price. Undefined terms have the meaning set forth in the Purchase Agreement and Amendment.

A copy of the Amendment is filed as exhibit 10.1 to this Form 8-K and incorporated herein by reference. A copy of the Purchase Agreement was filed as exhibit 10.1 to the Form 8-K filed on February 11, 2019 and is hereby incorporated herein by reference. The description the Purchase Agreement and Amendment is a summary of the terms of such agreement, and is qualified in its entirety by reference to the text of these agreements or instruments.

Item 2.01	Completion of the Acquisition or Disposition of Assets

Disposition of Assets

On May 22, 2019, GQM completed the disposition of all of the outstanding shares (the “Acquired Assets”) of Golden Queen Mining Holdings Inc. (the “GQM US”), an indirect, wholly owned subsidiary of GQM through Golden Queen Mining Canada Ltd. (“GQM Canada”), to the Purchasers under the terms of the Purchase Agreement (the “Transaction”). GQM US holds a 50% interest in Golden Queen Mining Company, LLC (the “LLC”), the owner of a 100% interest in the Soledad Mountain Project, located at Soledad Mountain, Mojave Mining District, Kern County, California. The Purchasers acquired only the Acquired Assets and not any other assets of GQM or any subsidiary (each, a “GQM Subsidiary”) and did not assume or be liable for any debt or other liabilities of GQM or any GQM Subsidiary (except for the loans to GQM made under the Second Amended and Restated Term Loan Agreement dated as of November 21, 2016 among GQM as borrower and, The Landon T. Clay 2009 Irrevocable Trust Dated March 6, 2009 and the Clay Family 2009 Irrevocable Trust Dated April 14, 2009 as lenders, and amendments thereto (the “GQM Loan”) tendered by the Purchasers by Loan as part of the Purchase Price below).

Purchase Price

Purchasers by Loan, Shares and Cash (as set forth below) agreed to purchase the Acquired Assets for the following consideration (the “Purchase Price”):

1.	Purchasers by Loan (LTC 2009 Irrevocable Trust, Clay Family 2009 Irrevocable and EHT, LLC) shall tender and exchange all principal and interest due under GQM Loan, expected to be approximately $26.6 million on the Closing Date, and all warrants to acquire GQM’s Shares;

2.	Purchasers by Shares (Thomas M. Clay, Estate of Landon T. Clay, Lavinia D. Clay, Cassius M.C. Clay, Landon H. Clay, Richard T. Clay, Monadnock Charitable Annuity Lead Trust dated May 31, 1996, Arctic Coast Petroleums Ltd., EHT, LLC, Jonathan Clay, 933 Milledge, LLC and James Clay) shall tender and exchange 177,701,229 of GQM’s Common Shares.

3.	Purchasers by Shares and Loan shall also tender and exchange all outstanding options and warrants to acquire GQM’s Common Shares held by the Purchasers by Shares and Loan, respectively.

4.	Purchasers by Cash shall deliver to GQM $4.25 million cash.

Contingent Payment

If at any time prior to June 30, 2020, (a) the Purchaser sells, transfers or assigns the Acquired Assets; (b) GQM US sells, transfers or assigns its 50% ownership interest in the LLC; or (c) the LLC sells, transfers or assigns its interest in the Soledad Mountain Project, for net proceeds greater than US$55 million (subject to adjustment in certain circumstances), the Purchaser agrees to pay the Company an amount equal to 20% of such excess proceeds in accordance with the Purchase Agreement.

Shareholder Approval

On May 13, 2019, GQM held an annual general and special meeting of shareholders (the “Meeting”) to approve (among other items) the Transactions contemplated in the Purchase Agreement. The Transactions were approved by the GQM Shareholders of (i) 2/3 of the votes of the GQM Shareholders and (ii) a majority of the votes of the GQM Shareholders (excluding the Purchasers) in accordance with MI 61-101, in each case present in person or represented by proxy at the Shareholder Meeting (the “Required Shareholder Vote”). GQM reported the results of the Meeting on Form 8-K filed on May 15, 2019.

Item 7.01	Regulation FD Disclosure.

On May 22, 2019, GQM issued a press release entitled “Golden Queen Completes Sale Transaction”. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information contained in the press release, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Agreement and Amendment No. 1 to Share Purchase Agreement

99.1	Press Release of Golden Queen Mining Co. Ltd. dated May 22, 2019*

* The information contained in the press release is hereby deemed furnished to not filed with the SEC pursuant to Item 7.01 above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN QUEEN MINING CO. LTD.

Date: May 22, 2019	By:	/s/ Brenda Dayton
Brenda Dayton Corporate Secretary